Exhibit 13.1
Certification by the Principal Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of E-House (China) Holdings Limited (the “Company”) on Form 20-F for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jianjun Zang, Acting Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 26, 2011

By:	/s/ Jianjun Zang

	Name:	Jianjun Zang
	Title:	Acting Chief Executive Officer